UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2021

SailPoint Technologies Holdings, Inc.
(Exact name of registrant as specified in its charter)
---------------------------------------------------------------------------------------
Delaware
001-38297
47-1628077
(State or other jurisdiction
of incorporation)
(Commission File Number)
(IRS Employer
Identification No.)

11120 Four Points Drive, Suite 100,
Austin, Texas
(Address of principal executive office)

78726
(Zip Code)

Registrant’s telephone number, including area code: (512) 346-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SAIL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed, SailPoint Technologies Holdings, Inc. (the “Company”) announced earlier this year that its Chief Marketing Officer, Juliette Rizkallah, would depart from the Company sometime later in 2021. On May 14, 2021, Ms. Rizkallah and the Company mutually decided that July 31, 2021 would be her last day with the Company and entered into a Separation Agreement and General Release of Claims (the “Separation Agreement”). Under the Separation Agreement, Ms. Rizkallah is scheduled to continue her employment with the Company through July 31, 2021 (the “Transition Period”), at which time her service with the Company is scheduled to end. Ms. Rizkallah may revoke her execution of the Separation Agreement until May 21, 2021, and if not revoked, the Separation Agreement will become effective on May 22, 2021.
The Separation Agreement provides that Ms. Rizkallah will be entitled to receive, among other things, the following: (i) any compensation and employee benefits that she would otherwise be entitled to during the Transition Period; (ii) a severance amount equal to one half of her current annual base salary; and (iii) up to six months of continued COBRA coverage at active employee rates.
The Separation Agreement includes a customary release of claims by Ms. Rizkallah in favor of the Company and its affiliates. Ms. Rizkallah’s severance benefits described above are conditioned upon her execution and non-revocation of the release of claims, as well as her continued compliance with confidentiality and certain other restrictive covenant obligations.
The foregoing description of the material terms of the Separation Agreement is not complete and is qualified in its entirety by reference to the full text of the Company’s Form of Confidential Separation Agreement and General Release of Claims, which was filed by the Company as Exhibit 10.35 to the Annual Report on Form 10-K for the year ended December 31, 2020 and with which the Separation Agreement is materially consistent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAILPOINT TECHNOLOGIES HOLDINGS, INC.

Date: May 18, 2021	By:	/s/ Chris Schmitt
	Name:	Chris Schmitt
	Title:	Executive Vice President, General Counsel and Secretary